Exhibit 99.2

ADT Announces $1.0 Billion Notes Offering

BOCA RATON, Fla., July 15, 2021 – ADT Inc. (NYSE: ADT), the most trusted brand in smart home and business security, announced that its indirect wholly owned subsidiary, The ADT Security Corporation (“ADTSC”), is proposing to issue and sell $1.0 billion aggregate principal amount of first-priority senior secured notes due 2029 (the “Notes”) in an offering that will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) (the “Offering”).

Upon the satisfactory consummation of the Offering, ADTSC intends to deliver a Notice of Redemption to holders of its 3.500% Senior Notes due 2022 (the “2022 Notes”), which will provide for the redemption in full by ADTSC of $1.0 billion aggregate principal amount of the outstanding 2022 Notes (the “Redemption”).

ADTSC expects to use the proceeds from the Offering, along with cash on hand, to (i) complete the Redemption and (ii) pay related fees and expenses in connection with the transactions.

The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States, only to non-U.S. investors pursuant to Regulation S. The Notes will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Nothing in this press release should be construed as a notice to redeem any 2022 Notes. Any such notice will be made separately pursuant to and in accordance with the terms of the indenture governing the 2022 Notes.

About ADT Inc.

ADT is the most trusted brand in smart home and small business security. Through innovative products, partnerships and the largest network of smart home security professionals in the United States, we connect and protect what matters most to our customers at home, work and on the go. For more information, visit www.adt.com.

Forward-Looking Statements

The company has made statements in this press release and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties. All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, our ability to successfully respond to the challenges posed by the COVID-19 pandemic, our strategic partnership and ongoing relationship with Google, the expected timing of product commercialization with Google or any changes thereto, the successful internal development, commercialization and timing of our next generation platform and other matters. Any forward-looking statement made in this press release speaks only as of the date on which it is made. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. The company cautions that these statements are subject to risks and uncertainties, many of which are outside of the company’s control, and could cause future events or results to be materially different from those stated or implied in this press release, including among others, risk factors that are described in ADT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

Contacts:

ADT Investor Relations
Derek Fiebig
derekfiebig@adt.com

ADT Media
Paul Wiseman
paulwiseman@adt.com

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